NATIONAL RECONNAISSANCE OFFICE

                                                                  16 August 1999

TO:     Major Keith Dugger
        OSL/APD

FROM:   BARBARA L. PEDERSEN
        Contracting Officer
        Office of Space Launch Contracts Division (SAF/SL-CD)

SUBJ.:  COTR Delegation of Responsibilities and Duties

1. You are hereby appointed as the Contracting Officer's Technical Representative (COTR) for the following contract(s):

        Contract No.                              Contractor
        ------------                              ----------
        NRO000-99-C-0120/CLINs 0003/0004          Integrated Space Systems, Inc.

2. This delegation authorizes you to oversee the contractor's technical efforts to ensure that performance is in strict accordance with the terms and conditions of the contract. You will also be the primary interface between the contractor and the Contracting Officer on matters pertaining to the contractor's technical effort.

3. This delegation DOES NOT authorize you to direct the contractor to perform work unless explicitly provided for in the contract, nor does it authorize you to take actions other than those specifically stated in this letter.

4. Unless otherwise proscribed in this letter or in the contract, you have broad authority to represent the Contracting Officer regarding the technical aspects of this contract. However, you are NOT authorized to make any agreement or commitments involving a change in unit price, total contract cost, quantity, quality, delivery schedule or other aspects of the contract specifically defined. The Contracting Officer is the only Government official with the authority to enter into or modify contractual agreements or commitments.

5. The performance of your duties is subject to the limitations set forth herein, the contract terms and conditions and applicable requirements set forth in the FAR and the NAM. UNAUTHORIZED ACTS COULD RESULT IN PERSONAL LIABILITY. Typical duties that you are expected to perform, include, but are not limited to:

     a. Monitor the contractor's performance and provide status to the Contracting Officer and other program personnel to ensure compliance with the technical requirements of the contract. If performance is not proceeding satisfactorily, or if problems are anticipated, notify the Contracting Officer as to the cause and provide a recommended technical course of action. Prompt notification is essential to ensure that the Contracting Officer can take appropriate action to protect the Government s rights under the contract.

     b. Support the Property Management Office (PMO) as necessary to ensure proper utilization and disposition of Government property accountable to the contract.

     c. Review and approve progress reports, technical reports, financial/management reports, and other items requiring approval. Notify the Contracting Officer if such reports or items should be rejected, stating the basis for rejection.

     d. Provide technical representation regarding any proposed changes to the contract.

     e. Support the program configuration control board in evaluating requests for change (RFCs) and change proposals and provide recommendations thereon. Support the Contracting Officer, if necessary, during fact-finding and negotiation.

     f. Provide the Contracting Officer with technical advice relating to the Contracting Officer's approval of subcontracts, overtime, travel, etc.

     g. Keep the Contracting Officer informed regarding communications with the contractor in order to prevent possible misunderstandings or situations that could affect contract terms and conditions and become the basis for future claims against the Government.

     h. In coordination with program security, determine what classified technical documents or data should be provided to the contractor by the NRO. Keep track of any classified documents or data provided and ensure their return or destruction upon completion of the contract. This includes magnetic media material (tapes, disks, diskettes) on which the contractor stored the classified data or documents.

     i. Support the Contracting Officer in accomplishing contract closeout by:

        (1) Verifying, in writing, satisfactory completion of effort in accordance with contract terms and conditions;

        (2) In coordination with program security, oversee the identification and disposition of all classified material;

        (3) Support the PMO in identifying and disposing of all Government property accountable to the contract; and

        (4) Support the Contracting Officer and the Office of General Counsel
(OGC) in resolving any outstanding patent, data, or copyright issues.

     j. Perform such other duties as appropriate, including contractor performance evaluation under cost reimbursement award fee contracts.

6. Additional technical personnel may be assigned to assist you in the performance of your duties, however, you shall remain responsible for all actions taken by such support personnel.

7. This appointment cannot be redelegated. It is effective upon signature and shall expire when the contract is completed or when rescinded in writing by myself or my successor.

8. Please contact me directly if you have any questions regarding the responsibilities that have been assigned to you.



/s/ Barbara L. Pedersen
BARBARA L. PEDERSEN
Contracting Officer

-----------------------------------------------------------------------------------------------------------------
  AWARD/CONTRACT                      1. THIS CONTRACT IS A RATED ORDER       RATING               PAGE OF PAGES
                                         UNDER DPAS (15 CFR 350)              N                      1        13
-----------------------------------------------------------------------------------------------------------------
2. CONTRACT (Proc. inst. Ident.) NO.  3. EFFECTIVE DATE               4. REQUISITION/PURCHASE REQUEST/PROJECT NO.
NR0000-99-C-0120                             08/16/99
-----------------------------------------------------------------------------------------------------------------
6. ISSUED BY             CODE                   6. ADMINISTERED BY (If other than Item 5)         CODE

OFFICE OF SPACE LAUNCH (SAF/SL-CD)              SEE BLOCK 5
2420 VELA WAY, SUITE 1467-A5
EL SEGUNDO, CA 90245-4659

-----------------------------------------------------------------------------------------------------------------
7. NAME AND ADDRESS OF CONTRACTOR (No., street, city, county, State and ZIP Code)    8. DELIVERY
               INTEGRATED SPACE SYSTEMS, INC.                                        [ ] FOB ORIGIN  [X] OTHER (See below)
               13855 STOWE DRIVE
               POWAY, CALIFORNIA 92064
                                                                                     9. DISCOUNT FOR PROMPT PAYMENT

                                                                                     SEE SECTION G
                                                                                     10. SUBMIT INVOICES           ITEM
                                                                                     (4 copies unless otherwise
                                                                                     specified) TO THE ADDRESS
CODE                                         FACILITY CODE                           SHOWN IN:                     SECTION G
-----------------------------------------------------------------------------------------------------------------
11. SHIP TO/MARK FOR                    CODE                   12. PAYMENT WILL BE MADE BY                    CODE

                                                               SEE SECTION G
-----------------------------------------------------------------------------------------------------------------
13. AUTHORITY FOR USING OTHER THAN FULL AND OPEN COMPETITION:  14. ACCOUNTING AND APPROPRIATION DATA

[ ] 10 USC 2304(c) (       )   [ ] 41 USC 253(c)(          )   SEE SECTION G
-----------------------------------------------------------------------------------------------------------------
15A. ITEM NO.          15B. SUPPLIES/SERVICES                  15C. QUANTITY  15D. UNIT   15. UNIT PRICE   15F. AMOUNT
                       SEE SECTION B

                         MAILING DATE 13 AUG 1999

                         OFFICIAL FILE COPY DATE: 13 AUG 1999
-----------------------------------------------------------------------------------------------------------------
                                                              15G. TOTAL AMOUNT OF CONTRACT                 $687,740.00
-----------------------------------------------------------------------------------------------------------------
                                        16. TABLE OF CONTENTS
(X) SEC.       DESCRIPTION                   PAGE(S)    (X)  SEC.          DESCRIPTION                   PAGE(S)
-----------------------------------------------------------------------------------------------------------------
          PART I - THE SCHEDULE                                       PART II - CONTRACT CLAUSES
X    A  SOLICITATION/CONTRACT FORM             1        X    I  CONTRACT CLAUSES                            8
X    B  SUPPLIES OR SERVICES AND PRICES/COST   2           PART III - LIST OF DOCUMENTS, EXHIBITS AND OTHER ATTACH.
X    C  DESCRIPTION/SPECS./WORK STATEMENT      4        X    J  LIST OF ATTACHMENTS                        13
     D  PACKAGING AND MARKING                               PART IV - REPRESENTATIONS AND INSTRUCTIONS
X    E  INSPECTION AND ACCEPTANCE              4                REPRESENTATIONS, CERTIFICATIONS AND
X    F  DELIVERIES OR PERFORMANCE              5             K  OTHER STATEMENTS OF OFFERORS
X    G  CONTRACT ADMINISTRATION DATA           6             L  INSTRS., CONDS., AND NOTICES TO OFFERORS
     H  SPECIAL CONTRACT REQUIREMENTS                        M  EVALUATION FACTORS FOR AWARD
-----------------------------------------------------------------------------------------------------------------
          CONTRACTING OFFICER WILL COMPLETE ITEM 17 OR 18 AS APPLICABLE
-----------------------------------------------------------------------------------------------------------------

17.[X] CONTRACTOR'S NEGOTIATED AGREEMENT (Contractor is required to sign this document and return 1 copies to issuing office.) Contractor agrees to furnish and deliver all items or perform all the services set forth or otherwise identified above and on any continuation sheets for the consideration stated herein. The rights and obligations of the parties to this contract shall be subject to and governed by the following documents: (a) this award/contract, (b) the solicitation, if any, and (c) such provisions, representations, certifications, and specifications, as are attached or incorporated by reference herein. (Attachments are listed herein.)

18. [ ] AWARD (Contractor is not required to sign this document.) Your offer on Solicitation Number __________ including the additions or changes made by you which additions or changes are set forth in full above, is hereby accepted as to the items listed above and on any continuation sheets. This award consummates the contract which consists of the following documents: (a) the Government's solicitation and your offer, and (b) this award/contact. No further contractual document is necessary.

19A. NAME AND TITLE OF SIGNER (Type or print)      20A. NAME OF CONTRACTING OFFICER
      Philip E. Smith, President                   BARBARA L. PEDERSEN

19B. NAME OF CONTRACTOR       19C. DATE SIGNED     20B. UNITED STATES OF AMERICA     20C. DATE SIGNED
BY /S/ Philip E. Smith          06/ Aug 1999       BY /s/ signature                  13 Aug 99
  -------------------------                          ---------------------------
(Signature of person authorized to sign)             (Signature of Contracting Officer)


                                  UNCLASSIFIED


                              PART I - THE SCHEDULE

                SECTION B - SUPPLIES OR SERVICES AND PRICES/COSTS
                -------------------------------------------------

B-1     TYPE OF CONTRACT AND TOTAL CONTRACT VALUE
-------------------------------------------------

The Contractor shall, in accordance with the terms and conditions set forth herein, furnish the necessary qualified personnel, services, travel, facilities and materials (except those specifically designated to be provided by the Government) and do all things necessary and incidental to complete the contractual effort in accordance with the Statement of Work incorporated by Section C - Description/Specifications/Statement of Work hereto.

The total current contract value is $687,740.00.


CLIN 0001, as identified in this contract and in the total estimated amounts set forth below are Firm-Fixed Price (FFP), as described under the Federal Acquisition Regulations (FAR) 16.202.

Description: The Contractor shall provide the supplies and services required to accomplish the effort as set forth in Contractor's Proposal entitled "BAA #99-001, Topic 1.2 Low Cost Space Technology Demonstrations" dated 31 March 1999, paragraph 2.2.

Firm Fixed Price $637,740.00

The fixed price for the Contract Line Item 0001, and any modifications thereto are shown below. (Note: Provisional increases are not included in this summary until recognized as definitive)

        FIRM FIXED PRICE

Basic   $637,740.00

                                  UNCLASSIFIED


CLIN 0002         NSP
Description:      The Contractor shall provide data and reports in support of
                  CLIN 0001:

                  Mission Requirements Report
                  Motor System Requirements Report
                  Hybrid SPOT System Report
                  Launch System Feasibility Report
                  Mission Service Mission Model

Price of CLIN 0002 is included in the price of CLIN 0001.


CLIN 0003, as identified in this contract and in the total estimated amounts set forth below are Firm Fixed Price (FFP), as described under the Federal Acquisition Regulations (FAR) 16.202.

Description: The Contractor shall provide the supplies and services required to accomplish the effort as set forth In Contractor's proposal entitled "BAA #99-01, Topic 1.8 Streamlined Launch Services dated 15 May 1999, paragraph 2.2.

Firm Fixed Price $50,000.00

The fixed price for the Contract Line Item 0003, and any modifications thereto are shown below. (Note: Provisional increases are not included in this summary until recognized as definitive)

         FIRM FIXED PRICE

Basic   $50,000.00


CLIN 0004         NSP

Description: The Contractor shall provide Data and Reports in support of CLIN 0003 -- Final Report. Price of CLIN 0004 is included in price of CLIN 0003.

                                  UNCLASSIFIED


                 SECTION C - DESCRIPTIONS/SPECS./WORK STATEMENT
                 ----------------------------------------------

C-1     INCORPORATION OF CONTRACTOR'S PROPOSALS
-----------------------------------------------

Contractor's Broad Agency Announcement #99-001 Proposals entitled "Topic 1.2 Low Cost Space Technology Demonstrations" dated 31 March 1999 and "Topic 1.8 Streamlined Launch Services" dated 21 May 1999, paragraphs 2.2 are incorporated herein by reference and made a part of this contract.

Nothing contained in the Contractor's proposal shall constitute a waiver to any other requirement of this contract. In the event of any conflict between the Contractor's technical proposal and any other requirement of the contract, the conflict shall resolved in accordance with the Order of Precedence clause.



                      SECTION E - INSPECTION AND ACCEPTANCE
                      -------------------------------------

E-1     N52.252-002 CLAUSES INCORPORATED BY REFERENCE (APR 1998)
----------------------------------------------------------------

This contract incorporates one or more clauses by reference, with the same force and effect as if they were given in full text. Upon request, the Contracting Officer will make their full text available.

NUMBER         TITLE

52.246-9       Inspection of Research and Development (Short Form) (APR 1984)
52.246-16      Responsibility for Supplies (APR 1984)
N52.246-001    Inspection and Acceptance at Destination (General) (MAR 1996)
N52.246-005    Material Inspection and Receiving Report (DFARS 252.246-7000)
               (MAR 1996)
N52.246-006    Requirement for Data Acceptance (MAR 1996)

                                  UNCLASSIFIED


                      SECTION F - DELIVERIES OR PERFORMANCE
                      -------------------------------------

F-1     N52.252-002 CLAUSES INCORPORATED BY REFERENCE (APR 1998)
----------------------------------------------------------------

This contract incorporates one or more clauses by reference, with the same force and effect as if they were given in full text. Upon request, the Contracting Officer will make their full text available.

NUMBER         TITLE

52.242-15      Stop-Work Order (AUG 1989)


F-2     N52.211-006 CONTRACTOR PERFORMANCE AND DELIVERY (MAR 1996)
------------------------------------------------------------------

      (a) Period of Performance: The period of performance of this contract shall be:

CLIN              START DATE        COMPLETION DATE

0001              16 AUG 99         15 FEB 00
0002              16 AUG 99         15 FEB 00
0003              16 AUG 99         15 DEC 99
0004              16 AUG 99         15 DEC 99

            The principal place of performance under this contract shall be the Contractor's facility located at:

            Integrated Space Systems, Inc.
            13855 Stowe Drive
            Poway, CA  92064

      (b) Delivery: In the event an item under this contract is delivered directly to the COTR, the contractor shall obtain a signed receipt from the COTR. One copy of the receipt shall be attached to the contractor's invoice submitted for payment, for such item(s). Failure to do so may result in delayed payment.

      (c) When the contractor encounters difficulty in meeting performance requirements, or anticipates difficulty in complying with the contract delivery schedule or date, they shall immediately notify the Contracting Officer in writing giving pertinent details; provided, however, that this data shall be informational only in character and that this provision shall not be construed as a waiver by the Government of any delivery schedule for any rights or remedies provided by law or under this contract.

                                  UNCLASSIFIED



                     SECTION G-CONTRACT ADMINISTRATION DATA
                     ---------------------------------------

G-1     POINTS OF CONTACT
-------------------------

TITLE                         NAME                               PHONE #

COTR CLINs 0001/0002          Major Angela Burns                 (703) 808-3836
COTR CLINs 0003/0004          Major Keith Dugger                 (310) 416-7936
Contracting Officer           Ms. Barbara Pedersen               (310) 416-7757


G-2     PURCHASE REQUEST NUMBER AND ACCOUNTING AND APPROPRIATION DATA
---------------------------------------------------------------------

Contract  CLIN    RCA#            RCA     BLI   FY    BOC          Dollars
Doc                               ACTNG                            Obligated
                                  #
Basic     0001    OSL-99-0028-    1       H66   99    2550         $637,740.00
                  0000
Basic     0003    OSL-99-0028-    1       H66   99    2550         $50,000.00
                  0000
                                                      SubTotal     $687,740.00

                                                      Total        $687,740.00


G-3     PAYMENT INSTRUCTIONS (SINGLE FUNDING AGENCY, R&D APPROPRIATIONS ONLY)
-----------------------------------------------------------------------------

Payments under CLIN should be made from available accounting classification citations in the order in which the funds were appropriated.


G-4     N52.204-004 CONTRACT CLAUSE NUMBERING (MAR 1996)
--------------------------------------------------------

In this contract, standard clauses are originated from two sources; (1) the Federal Acquisition Regulation and (2) the NRO Acquisition Manual (NAM). NAM clauses are identifiable by noting the "N" preceding the clause reference number. Any clauses which are duplicative to DFARS are indicated by the DFARS clause number parenthetically inserted beside the clause title.


G-5     N52.232-007 INSTRUCTIONS FOR REQUESTING CONTRACT PAYMENT (SEP 1998)
---------------------------------------------------------------------------

All requests for invoice and contract financing payments (other than progress payments) shall be prepared on a Standard Form 1034, Public Voucher for Purchases and Services Other Than Personal, and submitted for payment to the following billing office:

Ms. Barbara L. Pedersen
Office of Space Launch (SAF/SL-CD)
2420 Vela Way. Suite 1467-A5
El Segundo, CA  90245-4659

                                  UNCLASSIFIED



Requests for progress payments shall be prepared on a Standard Form 1443, Contractor's Request for Progress Payment, and submitted to the following billing office: N/A

The payment periods designated in the FAR Prompt Payment clause(s) contained in this contractual document will begin on the date a proper voucher or request for payment (SF 1034 or SF 1443) is received in the billing office listed above. The following additional voucher preparation instructions and requirements for backup documentation also apply: NONE

The government billing office or payment office will notify the contractor of any apparent error, defect, or impropriety in a voucher or request for payment within seven days of receipt by the billing office. Inquiries regarding vouchers or requests for payment should be directed to the government contracting officer.


G-6     PAYMENT INSTRUCTIONS FOR CLIN 0001
------------------------------------------

Payment for CLIN 0001 shall be made in accordance with the following schedule:

Mission Design Complete                           15 SEP 99          $ 44,642.00
Mission Design Report Submitted                   15 OCT 99          $ 12,755.00
SPOT Design Requirements Complete                 15 NOV 99          $ 70,152.00
SPOT Design Requirements Report Submitted         15 JAN 00          $ 19,133.00
SPOT Preliminary System Design Complete           15 OCT 99          $184,945.00
SPOT System Design Complete                       15 JAN 00          $ 95,661.00
Submit SPOT System Design Report Submitted        15 FEB 00          $ 31,887.00
Launch System Feasibility Complete                15 JAN 00          $ 44,642.00
Launch System Feasibility Report Submitted        15 FEB 00          $ 12,755.00
Mission Contracting Models Complete               15 JAN 00          $ 70,152.00
Mission Contracting Models Report Submitted       15 FEB 00          $ 19,133.00
Project Complete                                  15 FEB 00          $ 31,883.00


G-7     PAYMENT INSTRUCTIONS FOR CLIN 0003
------------------------------------------

Payment for CLIN 0003 shall be made in accordance with the following schedule:

Customer Review                                   15 SEP 99          $ 16,500.00
Midterm Report                                    16 OCT 99          $ 16,500.00
Final Report                                      16 DEC 99          $ 17,000.00

                                  UNCLASSIFIED



                            PART II-CONTRACT CLAUSES
                            -------------------------

SECTION I - CONTRACT CLAUSES
----------------------------

   (1)  CLAUSES INCORPORATED BY REFERENCE (APR 1998)
        --------------------------------------------

        This contract incorporates one or more clauses by reference, with the same force and effect as if they were given in full text. Upon request, the Contracting Officer will make their full text available. Also, the full text of a FAR clause may be accessed electronically at this address:
http://farsite.himaf.mil. (N52.252-002)

I.      FEDERAL ACQUISITION REGULATION (1997 EDITION)(48 CFR CHAPTER 1) CLAUSES:
--      ------------------------------------------------------------------------

   CLAUSE NUMBER        CLAUSE TITLE/DATE
   -------------        -----------------

    52.202-1            DEFINITIONS (OCT 1995)
    52.203-3            GRATUITIES (APR 1984)
    52.203-5            COVENANT AGAINST CONTINGENT FEES (APR 1984)
    52.203-7            ANTI-KICKBACK PROCEDURES (JUL 1995)
    52.203-8            CANCELLATION, RESCISSION, AND RECOVERY OF FUNDS FOR
                        ILLEGAL OR IMPROPER ACTIVITY (JAN 1997)
    52.203-10           PRICE OR FEE ADJUSTMENT FOR ILLEGAL OR IMPROPER
                        ACTIVITY (JAN 1997)
    52.203-12           LIMITATION ON PAYMENTS TO INFLUENCE CERTAIN FEDERAL
                        TRANSACTIONS (JUN 1997)
    52.204-4            PRINTING/COPYING DOUBLE-SIDED ON RECYCLED PAPER
                        (JUN 1996)
    52.209-6            PROTECTING THE GOVERNMENTS INTEREST WHEN SUBCONTRACTING
                        WITH CONTRACTORS DEBARRED SUSPENDED, OR PROPOSED FOR
                        DEBARMENT (JUL 1995)
    52.215-2            AUDIT AND RECORDS--NEGOTIATION (JUN 1999) (FAC 97-12)
    52.215-8            ORDER OF PRECEDENCE--UNIFORM CONTRACT FORMAT (OCT 1997)
                        (FAC 97-02)
    52.215-11           PRICE REDUCTION FOR DEFECTIVE COST OR PRICING DATA--
                        MODIFICATIONS (OCT 1997) (FAC 97-02)
    52.215-13           SUBCONTRACTOR COST OR PRICING DATA--MODIFICATIONS
                        (OCT 1997)(FAC 97-02)
    52.215-14           INTEGRITY OF UNIT PRICES (OCT 1997) (FAC 97-02)
    52.215-15           PENSION ADJUSTMENTS AND ASSET REVERSIONS (DEC 1998)
                        (FAC 97-09)
    52.215-18           REVERSION ORADJUSTMENT OF PLANS FOR POSTRETIREMENT
                        BENEFITS (PRB) OTHER THAN PENSIONS
                        (PRB)(OCT 1997) (FAC 97-02)
    52.215-19           NOTIFICATION OF OWNERSHIP CHANGES (OCT 1997)(FAC 97-02)
    52.215-21           REQUIREMENTS FOR COST OR PRICING DATA OR INFORMATION
                        OTHER THAN COST OR PRICING DATA--MODIFICATIONS
                        (OCT 1997) (FAC 97-02)
    52.222-1            NOTICE TO THE GOVERNMENT OF LABOR DISPUTES (FEB 1997)
    52.222-3            CONVICT LABOR (AUG 1996)

                                  UNCLASSIFIED



    52.222-4            CONTRACT WORK HOURS AND SAFETY STANDARDS ACT--OVERTIME
                        COMPENSATION (JUL 1995)
    52.222-21           PROHIBITION OF SEGREGATED FACILITIES (FEB 1999)
                        (FAC 97-10)
    52.222-26           EQUAL OPPORTUNITY (FEB 1999) (FAC 97-10)
    52.222-35           AFFIRMATIVE ACTION FOR DISABLED VETERANS AND VETERANS
                        OF THE VIETNAM ERA (APR 1998) (FAC 97-04)
    52.222-36           AFFIRMATIVE ACTION FOR WORKERS WITH DISABILITIES
                        (JUN 1998) (FAC 97-05)
    52.222-37           EMPLOYMENT REPORTS ON DISABLED VETERANS AND VETERANS OF
                        THE VIETNAM ERA (JAN 1999) (FAC 97-10)
    52.223-2            CLEAN AIR AND WATER (APR 1984)
    52.223-6            DRUG-FREE WORKPLACE (JAN 1997)
    52.223-14           TOXIC CHEMICAL RELEASE REPORTING (OCT 1996)
    52.225-11           RESTRICTIONS ON CERTAIN FOREIGN PURCHASES (AUG 1998)
                        (FAC 97-05)
    52.227-1            AUTHORIZATION AND CONSENT (JUL 1995)
                        ALTERNATE I (APR 1984)
    52.227-2            NOTICE AND ASSISTANCE REGARDING PATENT AND COPYRIGHT
                        INFRINGEMENT (AUG 1996)
    52.227-9            REFUND OF ROYALTIES (APR 1984)
    52.227-11           PATENT RIGHTS--RETENTION BY THE CONTRACTOR (SHORT FORM)
                        (JUN 1997)
    52.229-3            FEDERAL STATE, AND LOCAL TAXES (JAN 1991)
    52.229-5            TAXES-CONTRACTS PERFORMED IN U.S. POSSESSIONS OR PUERTO
                        RICO (APR 1984)
    52.232-2            PAYMENTS UNDER FIXED-PRICE RESEARCH AND DEVELOPMENT
                        CONTRACTS (APR 1984)
    52.232-9            LIMITATION ON WITHHOLDING OF PAYMENTS (APR 1984)
    52.232-17           INTEREST (JUN 1996)
    52.232-23           ASSIGNMENT OF CLAIMS (JAN 1986)
    52.232-25           PROMPT PAYMENT (JUN 1997)
    52.232-34           PAYMENT BY ELECTRONIC FUNDS TRANSFER--OTHER THAN CENTRAL
                        CONTRACTOR REGISTRATION (MAY 1999) (FAC 97-11)
    52.233-3            PROTEST AFTER AWARD (AUG 1996)
    52.242-13           BANKRUPTCY (JUL 1995)
    52.243-1            CHANGES--FIXED PRICE (AUG 1987)
                        ALTERNATE V (APR 1984)
    52.244-5            COMPETITION IN SUBCONTRACTING (DEC 1996)
    52.244-6            SUBCONTRACTS FOR COMMERCIAL ITEMS AND COMMERCIAL
                        COMPONENTS (OCT 1998) (FAC 97-09)
    52.245-2            GOVERNMENT PROPERTY (FIXED-PRICE CONTRACTS) (DEC 1989)
    52.249-2            TERMINATION FOR THE CONVENIENCE OF THE GOVERNMENT
                        (FIXED PRICE)(SEP 1996)
    52.249-9            DEFAULT (FIXED-PRICE RESEARCH AND DEVELOPMENT (APR 1984)
    52.253-1            COMPUTER GENERATED FORMS (JAN 1991)

                                  UNCLASSIFIED



II.     NRO ACQUISITION MANUAL CLAUSES
---     ------------------------------

   CLAUSE NUMBER        CLAUSE TITLE /DATE
   -------------        ------------------

    N52.203-O03         SPECIAL PROHIBITION ON EMPLOYMENT (JUN 1997)
                        (DFARS 252.203-7001)
    N52.203-004         PERSONAL CONDUCT (APR 1997)
    N52.204-002         CONTRACTOR PERSONNEL (MAR 1996)
    N52.204-003         SPECIAL NOTIFICATION AND APPROVAL REQUIREMENTS
                        (JUL 1996)
    N52.209-001         ACQUISITION FROM SUBCONTRACTORS SUBJECT TO ON-SITE
                        INSPECTION UNDER THE INTERMEDIATE-RANGE NUCLEAR FORCES
                        (INF) TREATY (MAR 1996)
    N52.209-008         ORGANIZATIONAL CONFLICT OF INTEREST: GENERAL (MAR 1996)
    N52.215-002         INTENTION TO USE CONSULTANTS (JAN 1998) (NAC 98-02)
    N52.219-001         UTILIZATION OF SMALL, SMALL DISADVANTAGED AND
                        WOMEN-OWNED BUSINESS CONCERNS (MAR 1996)
    N52.223-005         PROHIBITION ON STORAGE AND DISPOSAL OF TOXIC AND
                        HAZARDOUS MATERIALS (OCT 1997)
                        (In the blank space insert "NONE")
    N52.223-006         CONTRACTOR COMPLIANCE WITH ENVIRONMENTAL, OCCUPATIONAL
                        SAFETY AND HEALTH, AND SYSTEM SAFETY REQUIREMENTS
                        (OCT 1997)
    N52.227-014         TECHNICAL DATA--COMMERCIAL ITEMS (MAR 1996)
                        (DFARS 252.227-7015)
    N52.227-015         RIGHTS IN TECHNICAL DATA--NONCOMMERCIAL ITEMS (MAR 1996)
                        (DFARS 252.227-7013)
    N52.227-017         VALIDATION OF RESTRICTIVE MARKINGS ON TECHNICAL DATA
                        (MAR 1996) (DFAFS 252.227-7037)
    N52.227-019         LIMITATIONS ON THE USE OR DISCLOSURE OF GOVERNMENT-
                        FURNISHED INFORMATION MARKED WITH RESTRICTIVE LEGENDS
                        (MAR 1996) (DFARS 252.227-7025)
    N52.227-021         RIGHTS IN BID OR PROPOSAL INFORMATION (MAR 1996)
                        (DFARS 252.227-7016)
    N52.227-022         TECHNICAL DATA--WITHHOLDING OF PAYMENT (MAR 1996)
                        (DF.ARS 252.227-7030)
    N52.227-023         CERTIFICATION OF TECHNICAL DATA CONFORMITY (JAN 1997)
                        (DFARS 252.227-7036)

                                  UNCLASSIFIED



    N52.227-033         RIGHTS IN NONCOMMERCIAL COMPUTER SOFTWARE AND
                        NONCOMMERCIAL COMPUTER SOFTWARE DOCUMENTATION (MAR 1996)
                        (DFARS 252.227-7014)
    N52.227-035         VALIDATION OF ASSERTED RESTRICTIONS: COMPUTER SOFTWARE
                        (MAR 1996) (DFARS 252.227-7019)
    N52.227-036         DATA REQUIREMENTS (MAR 1996)
    N52.231-001         SUPPLEMENTAL COST PRINCIPLES (MAR 1996)
    N52.232-009         CONSIDERATION AND PAYMENT-SUBMISSION OF DD250 (MAR 1996)
    N52.233-002         DISPUTES (MAY 1996)
    N52.242-001         AUTHORITY AND DESIGNATION OF A CONTRACTING OFFICER'S
                        TECHNICAL REPRESENTATIVE (COTR) (MAR 1996)
    N52.243-001         CONTRACT CHANGE PROPOSALS (MAR 1996)


   (2)  THE FOLLOWING ADDITIONAL FAR CLAUSES ARE APPLICABLE DURING THE
        --------------------------------------------------------------
PERFORMANCE OF THIS CONTRACT:
-----------------------------


    52.232-35     DESIGNATION OF OFFICE FOR GOVERNMENT RECEIPT OF ELECTRONIC
                  ----------------------------------------------------------
                  FUNDS TRANSFER INFORMATION (MAY 1999)
                  -------------------------------------

                  (a) As provided in paragraph (b) of the clause 52.232-34, Payment by Electronic Funds Transfer--Other than Central Contractor Registration, the Government has designated the office cited in paragraph (c) of this clause as the office to receive the Contractor's electronic funds transfer
(EFT) information, in lieu of the payment office of this contract.

                  (b) The Contractor shall send all EFT information, and any changes to EFT information to the office designated in paragraph (c) of this clause. The Contractor shall not send EFT information to the payment office or any other office than that designated in paragraph (c). The Government need not use any EFT information sent to any office other than that designated in paragraph (c).

                  (c) Designated Office:

                  Name: Office of Space Launch/Contracts Division (SAF/SL)

                  Mailing Address:    2420 Vela Way, Suite 1467-A5
                                      El Segundo, CA  90245-4659

                  Telephone Number:   (310) 416- 7757

                  Person to Contact:  Barbara L. Pedersen Contracting Officer

                  Electronic Address: N/A

                                  UNCLASSIFIED



   (3)  THE FOLLOWING NRO ACQUISITION MANUAL CLAUSES ARE APPLICABLE DURING THE
        ----------------------------------------------------------------------
PERFORMANCE OF THIS CONTRACT:
-----------------------------

N52.215-006   INCORPORATION OF SECTION K, REPRESENTATIONS, CERTIFICATIONS, AND
-----------   ----------------------------------------------------------------
              OTHER STATEMENTS OF OFFEROR (DEC 1998)
              --------------------------------------

              Section K dated 2 July 1999, completed and submitted with Contractor's proposal In support of this effort or on file with the Contracting Officer's Directorate/Office, is incorporated herein by reference and made a part of this contract.

                                  UNCLASSIFIED



          PART III - LIST OF DOCUMENTS, EXHIBITS AND OTHER ATTACHMENTS
          ------------------------------------------------------------

                                    SECTION J
                                    ---------

                LIST OF DOCUMENTS, EXHIBITS AND OTHER ATTACHMENTS
                -------------------------------------------------


ATCH NO.              DESCRIPTION                                  NO. PAGES
--------              -----------                                  ---------

   1                  Memorandum Regarding Contract
                      Security Guidance                                3

                                  UNCLASSIFIED



                                  ATTACHMENT 1

                                       TO

                            CONTRACT NRO000-99-C-0120

                              MEMORANDUM REGARDING

                           CONTRACT SECURITY GUIDANCE

                                 DATED 27 JUL 99




This Attachment, including this page
consists of 3 pages

                                  UNCLASSIFIED



MEMORANDUM FOR Integrated Space Systems                                27-Jul-99

FROM: Office of Space Launch

SUBJECT: Contract Security Guidance


1. This contract does not require access to classified data and generation, processing, handling, or storage of classified information is specifically disallowed and not authorized. The Contractor should immediately contact the OSL Contracting Officer or OSL Security if a need for access to classified information is identified.

2. NAM clause 52.204-003 applies, specifically Section (a) (2), Utilization of Government Relationship for Publicity, Advertising or Reference Purposes.

      a) The contractor agrees not to use, or allow to be used, any aspect of this contract for publicity, advertisement, reference, or any other public purpose. It is further understood that this obligation shall not expire upon completion or termination of this contract, but will continue until rescinded by the U.S. Government.

      b) The contractor may request a waiver or release from the foregoing, but shall not deviate therefrom unless authorized to do so in writing by the Contracting Officer. The Contractor is authorized to make the following release: "Integrated Space Systems is contracted to provide research support, in BAA area 1.8, `Streamlined Launch Services', to the National Reconnaissance Office's Office of Space Launch."

      c) The contractor agrees to insert the above in any subcontract under this contract. In the event of litigation, the Subcontractor shall immediately notify its next tier Subcontractor or the Prime contractor, as the case may be, of all relevant information with respect to such litigation.

3. A copy of all filings or disclosures pertinent to this contract that are required by a federal statute or regulation, e.g., Securities Exchange Commission filings, shall be promptly forwarded to the Contracting Officer.

4. If you have any questions regarding this guidance please contact the Contracting Officer or OSL Security at (703) 808-5293.


                                            /s/ Barbara Pedersen
                                            Barbara Pedersen
                                            Contracting Officer

                                  UNCLASSIFIED



MEMORANDUM FOR Integrated Space Systems                                27-Jul-99

FROM: Office of Space Launch

SUBJECT: Contract Security Guidance


1. This contract does not require access to classified data and generation, processing, handling, or storage of classified information is specifically disallowed and not authorized. The Contractor should immediately contact the OSL Contracting Officer or OSL Security if a need for access to classified information is identified.

2. NAM clause 52.204-003 applies, specifically Section (a) (2), Utilization of Government Relationship for Publicity, Advertising or Reference Purposes.

      a) The contractor agrees not to use, or allow to be used, any aspect of this contract for publicity, advertisement, reference, or any other public purpose. It is further understood that this obligation shall not expire upon completion or termination of this contract, but will continue until rescinded by the U.S. Government.

      b) The contractor may request a waiver or release from the foregoing, but shall not deviate therefrom unless authorized to do so in writing by the Contracting Officer. The Contractor is authorized to make the following release: "Integrated Space Systems is contracted to provide research support, in BAA area 1.2, `Low-risk Space technology Demonstrations', to the National Reconnaissance Office's Office of Space Launch."

      c) The contractor agrees to insert the above in any subcontract under this contract. In the event of litigation, the Subcontractor shall immediately notify its next tier Subcontractor or the Prime contractor, as the case may be, of all relevant information with respect to such litigation.

3. A copy of all filings or disclosures pertinent to this contract that are required by a federal statute or regulation, e.g., Securities Exchange Commission filings, shall be promptly forwarded to the Contracting Officer.

4. If you have any questions regarding this guidance please contact the Contracting Officer or OSL Security at (703) 808-5293.


                                            /s/ Barbara Pedersen
                                            Barbara Pedersen
                                            Contracting Officer